                                                                    EXHIBIT 10.2

        FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT
        --------------------------------------------------------------

     THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is executed as of September 14, 2001, by and between AMX
 ---------
CORPORATION, a Texas corporation, formerly known as PANJA INC. ("Borrower") and
                                                                 --------
BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association ("Lender").
              ------

                             W I T N E S S E T H:

     WHEREAS, Borrower and Lender entered into that certain Fourth Amended and Restated Loan Agreement, dated September 1, 2000, pursuant to which Lender agreed to make available to Borrower the Borrowing Base Line of Credit (as therein defined) and the Advance/Term Facility (as therein defined)(as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term
                                      --------------
used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

     WHEREAS, pursuant to the Loan Agreement, Borrower, Lender and Banc One International Corporation executed that certain Exim Agreement (as defined in the Loan Agreement) dated the date of the Loan Agreement, pursuant to which Lender agreed to make available to Borrower a working capital loan for export transactions in the amount of $4,000,000.00 (the "Exim Line of Credit") to be
                                                  -------------------
guaranteed by Exim Bank and included as a portion of the Borrowing Base Line of Credit; and

     WHEREAS, in connection with the Loan Agreement, Borrower executed that certain Renewal Promissory Note (the "Borrowing Base Note") dated the date of
                                      -------------------
the Loan Agreement in the stated principal amount of $10,000,000; and

     WHEREAS, in connection with the Exim Agreement, Borrower executed that certain Promissory Note (the "Exim Note") dated the date of the Exim Agreement
                              ---------
in the stated principal amount of $4,000,000; and

     WHEREAS, Borrower and Lender entered into that certain Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment") dated as of January
                                          ---------------
5, 2001, pursuant to which Lender agreed to make available to Borrower the 2001 Line of Credit (as therein defined); and

     WHEREAS, in connection with the First Amendment, Borrower executed that certain Promissory Note (the "Term Note") dated the date of the First Amendment
                              ---------
in the stated principal amount of $2,000,000 (the Borrowing Base Note, the Exim Note and the Term Note shall be collectively referred to herein as the "Notes");
                                                                        -----
and

     WHEREAS, Borrower and Lender entered into that certain Second Amendment to Fourth Amended and Restated Loan Agreement (the "Second Amendment") dated as of
                                                 ----------------
March 31, 2001, pursuant to which Lender agreed to modify certain covenants contained in the Loan Agreement; and

     WHEREAS Borrower and Lender entered into that certain Third Amendment to Fourth Amended and Restated Loan Agreement (the "Third Amendment") dated as of
                                                 ---------------
September 14, 2001, pursuant to which Lender consented to an extension of the Maturity Dates of the Borrowing Base Note and the Exim Note to September 14, 2001; and

     WHEREAS, Borrower has requested that, among other things, Lender modify certain covenants contained in the Loan Agreement; and

     WHEREAS, subject to the terms and conditions herein contained, Lender is willing to agree to such request.

FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 1
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RESTATED LOAN AGREEMENT (AMX Corporation)
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     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

                             ARTICLE I: AMENDMENTS
                             ---------------------

     Section 1.1. Change of Borrower's Name.  The Loan Documents shall be and
                  -------------------------
hereby are amended such that from and after the date of this Amendment, Borrower shall be known as AMX Corporation, a Texas corporation. Borrower represents and warrants to Lender that the change from PANJA, INC. to AMX Corporation was only a change in the name of the corporation.

     Section 1.2. Modifications to Loan Agreement.
                  -------------------------------

     (a)  Modification of Definitions under Borrowing Base Line of Credit.

         (i) As of the date of this Amendment, the following definitions in the Loan Agreement shall be amended as follows:

            A) The term "Borrowing Base Amount" shall mean an amount equal to the lesser of (i) an amount equal to the Domestic Borrowing Base plus the
                                                                      ----
     Credit Accommodation Amount or (ii) $14,000,000.00 (the "Borrowing Base
                                                              --------------
     Line of Credit") less the Letter of Credit Liabilities.
     --------------   ----

            B) The term "Domestic Borrowing Base" shall mean an amount equal to the following, provided that in no event shall the aggregate amount of Eligible Inventory and Eligible Raw Material Inventory exceed more than 30% of the Domestic Borrowing Base:

                a. 80% of Borrower's Eligible Accounts; plus
                                                        ----
                b. 30% of Borrower's Eligible Inventory; plus
                                                         ----
                c. 25% of Borrower's Eligible Raw Material Inventory; minus
                                                                      -----
                d. the outstanding Letter of Credit Liabilities; minus
                                                                 -----
                e. the Reserve (as defined in the Loan Agreement).

            C) Section (i) of the term "Eligible Accounts" shall be amended in
               -----------
     its entirety as follows:

               (i) each such account that is unpaid 90 days or more after the date due thereof;

            D) Section (xii) of the term "Eligible Accounts" shall be amended in
               -------------
     its entirety as follows:

               (xii) any other accounts deemed unacceptable by Bank in its sole and absolute discretion; provided, however, if more than 20% of the then balance owing by any single account debtor does not qualify as an Eligible Account under the foregoing provisions, then the aggregate amount of all accounts owing by such account debtor shall be excluded from Eligible Accounts.

            E) In the definition of "Reserve," the following shall be added at the end of the first sentence:

                and/or Eligible Raw Material Inventory.


FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 2
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RESTATED LOAN AGREEMENT (AMX Corporation)
-----------------------------------------
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         (ii) As of the date of this Amendment, the following definition shall be added to the Loan Agreement:

              The term "Eligible Raw Material Inventory" shall mean as of any date, the aggregate value of all raw materials owned by Borrower, including, without limitation, all materials used or consumed or to be used or consumed in Borrower's business or in the processing, production, packaging, promotion, delivery or shipping of the same, excluding (i) inventory which is damaged, defective, obsolete or otherwise unsaleable in the ordinary course of Borrower's business, (ii) inventory which has been returned or rejected, and (iii) inventory subject to any consignment arrangement between Borrower and any other person or entity. For purposes of this definition, Eligible Raw Material Inventory shall be valued at the lower of cost or market value.

     (b)  Modification of Negative Covenants.

         (i) The following is hereby added at the end of Section 8(k) of the
                                                         ------------
   Loan Agreement:

              and in fiscal year 2002, an amount equal to (i) $1,000,000 plus
              (ii) any and all amounts owed with respect to the existing lease for Borrower's main office, provided that, in no event, shall the aggregate amount of (i) and (ii) exceed $2,500,000.

         (ii) Section 8(l) of the Loan Agreement is hereby added as follows:
              ------------

              (l) Treasury Stock Transactions. Enter into any transaction
                  ---------------------------
              whereby Borrower acquires any of its common stock or other equity interests, including, without limitation, the repurchase, sale or exchange of any such stock or other equity interests.

     (c)  Modification of Financial Covenants.

         (i) As of the date of this Amendment, the following financial covenants in Section 9 of the Loan Agreement shall be amended as follows:
        ---------

             A) Section 9(a) of the Loan Agreement is hereby deleted and
                ------------
     replaced with the following:

              Maximum Senior Funded Indebtedness to EBITDA. Consolidated
              --------------------------------------------
              Borrower will not permit the ratio, determined as of the end of each calendar quarter, of (a) Senior Funded Indebtedness to (b) EBITDA to be more than (y) 2.50 to 1.00 for the calendar quarters ending on September 30, 2001, December 31, 2001 and March 31, 2002 (with EBITDA being computed for the period commencing on April 1, 2001, and then annualizing such amount), and (z) 2.00 to 1.00, thereafter (with EBITDA being computed based on the twelve month period ended as of the date of determination).

            B) Section 9(b) of the Loan Agreement is hereby amended and restated
               ------------
    as follows:

              Tangible Net Worth. From and after the date of the Fourth
              ------------------
              Amendment to Fourth Amended and Restated Loan Agreement, Consolidated Borrower will maintain, at all times, its Tangible Net Worth at not less than $20,000,000, which amount shall be tested at the end of each calendar quarter.

FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 3
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RESTATED LOAN AGREEMENT (AMX Corporation)
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            C) Section 9(c) of the Loan Agreement is hereby deleted and replaced
               ------------
    with the following:

              Minimum Debt Service Coverage Ratio. From and after the date of
              -----------------------------------
              the Fourth Amendment to Fourth Amended and Restated Loan Agreement, Consolidated Borrower will not permit its Debt Service Coverage Ratio, determined as of the end of each calendar quarter, to be less than 3.00 to 1.00.

            D) Section 9(d) of the Loan Agreement is hereby amended and restated
               ------------
               as follows:

              Capital Expenditures. Consolidated Borrower will not make capital
              --------------------
              expenditures in excess of $4,000,000 during the fiscal year ending March 31, 2002.

         (ii) As of the date of this Amendment, the following terms shall be added to Section 9 of the Loan Agreement:
              ---------

            A) "EBITDA" means, Net Income plus, to the extent deducted in determining Net Income, (i) Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, and (iv) amortization.

            B) "Funded Indebtedness" means, at any time, the aggregate dollar amount of Consolidated Borrower's indebtedness for borrowed money, which has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

            C) "Interest Expense" means, with reference to any period, the interest expense of Consolidated Borrower during such period as reflected in the financial statements of Consolidated Borrower prepared in accordance with generally accepted accounting principals ("GAAP").
                                                     ----
            D) "Net Income" means, with reference to any period, the net income (or loss) of Consolidated Borrower during such period as reflected in the financial statements of Consolidated Borrower prepared in accordance with GAAP.

            E) "Debt Service Coverage Ratio" means, at the time of determination, the ratio of (a) EBITDA (with EBITDA for the period prior to March 31, 2002, based on the EBITDA for the period commencing on April 1, 2001, and then annualizing such amount, and after March 31, 2002, being computed based on the twelve month period ended as of the date of determination) to (b) the sum of the current portion of long term debt, the current portion of capitalized leases and Interest Expense on all obligations.

            F) "Senior Funded Indebtedness" means, at any time, the difference between (a) Funded Indebtedness, minus (b) any indebtedness which is otherwise included in Funded Indebtedness but which, by its terms (as approved by Lender), is expressly subordinated to the payment of any other Funded Indebtedness.

     (d)  Modification of Reporting Requirements. Section 10(d) of the Loan
                                                  -------------
     Agreement is hereby amended and restated as follows:

               (d)  Borrowing Base Report. A borrowing base report signed by the
                    ---------------------
               President or Chief Financial Officer within twenty (20) days after the end of each month of each fiscal year, in form and detail satisfactory to Bank

     Section 1.3. Amended and Restated Promissory Notes. Borrower shall execute
                  -------------------------------------
that certain Amended and Restated Borrowing Base Note and that certain Amended and Restated Term Note (collectively, the "Amended Notes") attached hereto as
                                           -------------
Exhibits A and B, respectively, to reflect, among other
----------------

FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 4
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RESTATED LOAN AGREEMENT (AMX Corporation)
-----------------------------------------
3000912v4
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things, (i) a change in the Contract Rate under the Borrowing Base Note, and
(ii) an extension of the Maturity Date of the Term Note and to reflect the full amortization of the Term Note over its extended term. The originals of the Notes will be marked to indicate that they have been replaced by the Amended Notes.

     Section 1.4. Unused Fee. Borrower shall pay to Lender a fee on any
                  ----------
difference between the maximum principal amount available under the Borrowing Base Line of Credit and the amount of credit it actually uses, determined by the average of the daily amount of credit outstanding during the specified period. The fee will be calculated at .25% per annum. Such fee shall be due and payable quarterly in arrears on the first day of December and on the first day of March, June, September and December until the expiration of the availability of advances under the Borrowing Base Line of Credit.

                       ARTICLE II: CONDITIONS PRECEDENT
                       --------------------------------

     Section 2.1. Closing.  The closing (the "Closing") of the transactions
                  -------                     -------
contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied
                               -----------
(the "Amendment Closing Date").
      ----------------------

     Section 2.2. Conditions to the Closing. As conditions precedent to the
                  -------------------------
Closing, all of the following shall have been satisfied:

     (a) Loan Documents. Contemporaneously with the execution of this Amendment, Borrower shall cause to be delivered to Lender the Amended and Restated Notes.

     (b) Amendment to Exim Line of Credit. Contemporaneously with the execution of this Amendment, Borrower shall execute and deliver to Lender an amendment to the Exim Agreement in form and substance satisfactory to Lender.

     (c) Organizational Documents. Contemporaneously with the execution of this Amendment, Borrower shall cause to be delivered to Lender a certificate from Borrower's Secretary which certifies that the bylaws, resolutions and other organizational documents previously delivered by Borrower to Lender are true and correct copies of the originals thereof, are in full force and effect and have not been modified or amended.

                          ARTICLE III: MISCELLANEOUS
                          --------------------------

     Section 3.1. Continuing Effect. Except as modified and amended hereby, the
                  -----------------
Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

     Section 3.2. Payment of Expenses. Borrower agrees to pay to Lender the
                  -------------------
reasonable attorneys' fees and expenses of Lender's counsel and other expenses incurred by Lender in connection with this Amendment.

     Section 3.3. Binding Loan Agreement. This Amendment shall be binding upon,
                  ----------------------
and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

     Section 3.4. Ratification. Except as otherwise expressly modified by this
                  ------------
Amendment, all terms and provisions of the Loan Agreement, the Amended Notes and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     Section 3.5. No Defenses. Borrower by its execution of this Amendment,
                  -----------
hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loans, the modification of the Loans, any documents mentioned herein or otherwise; and, to the extent any such setoffs,

FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 5
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RESTATED LOAN AGREEMENT (AMX Corporation)
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counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     Section 3.6. Further Assurances. The parties hereto shall execute such
                  ------------------
other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and to extend the liens and/or security interests of all other collateral instruments, as modified by this Amendment, including, without limitation, any modifications to, or re-filing of any financing statements previously held by Lender related to the Loans to reflect the change in Borrower's name. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loans effected hereby.

     Section 3.7. Usury Savings Clause.  Notwithstanding anything to the
                  --------------------
contrary in this Amendment, the Amended Notes or any other Loan Document, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Amended Notes or otherwise in connection with the Amended Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Amended Notes is accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefore or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Amended Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Amended Notes or on account of any other principal indebtedness of the maker to the holders of such Amended Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Amended Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Amended Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

          The terms "maximum amount" or "maximum rate" as used in this Amendment or the Amended Notes, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loans from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.

     Section 3.8. Non-Waiver of Events of Default. Except as specifically
                  -------------------------------
provided herein, neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

     Section 3.9. Enforceability. In the event the enforceability or validity of
                  --------------
any portion of this Amendment, the Loan Agreement, the Amended Notes, or any of the other Loan Documents is challenged or

FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 6
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RESTATED LOAN AGREEMENT (AMX Corporation)
-----------------------------------------
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questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

     Section 3.10. Counterparts. This Amendment may be executed in several
                   ------------
counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

     Section 3.11. Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

     Section 3.12. Entire Loan Agreement. This Amendment, together with the
                   ---------------------
other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
     -------------------------------------------------------------------------
BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER THEREIN CONTAINED AND MAY NOT
-------------------------------------------------------------------------------
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
------------------------------------------------------------------------
AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
-----------------------------------------------------------------------------
PARTIES.
-------

     IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                              LENDER:
                              -------

                              BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association

                              By: /s/ Fred A. Points
                                 ------------------------------------
                              Name: Fred Points
                                   ----------------------------------
                              Title: First Vice President
                                    ---------------------------------


                              BORROWER:
                              --------

                              AMX CORPORATION, a Texas corporation,
                              formerly known as PANJA INC.

                              By: /s/ Jean M. Nelson
                                 ------------------------------------
                              Name: Jean M. Nelson
                                   ----------------------------------
                              Title:  VP & CFO
                                    ---------------------------------


FOURTH AMENDMENT TO FOURTH AMENDED AND                                    Page 7
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